                                                                     EXHIBIT 2.1


                                     Mail to: Secretary of State         For office use only     002
                                      Corporations Section
Please include a typed               1560 Broadway, Suite 200
self-addressed envelope               Denver, CO 80202                   19971100996 M $25.00
                                       (303) 894-2242                    SECRETARY OF STATE
MUST BE TYPED                                                            06-25-97 11:50:02
FILING FEE: $25.00
MUST SUBMIT TWO COPIES

                                DPC 19961025465

                             ARTICLES OF AMENDMENT
Please include a typed              TO THE
self-addressed envelope    ARTICLES OF INCORPORATION


Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is Connection Sports International, Inc.

SECOND: The following amendment to the Articles of Incorporation was adopted on May 28 1997, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

________ No shares have been issued or Directors Elected - Action by Incorporators

  ______ No shares have been issued but Directors Elected - Action by Directors

________ Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required.

   X           Such amendment was adopted by a vote of the shareholders. The
--------
               number of shares voted for the amendment was sufficient for approval.



THIRD: If changing corporate name, the new name of the corporation is DCH Technology, Inc.

FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

If these amendments are to have a delayed effective date, please list that date:______________,
           (Not to exceed ninety (90) days from the date of filing)


                                             ___________________________________


        SEE ATTACHED                         Signature  /s/ Randy Brasmen
                                                      --------------------------
                                               Title  __________________________

                                                                    Revised 7/95

                                   ADDENDUM
                                    TO THE
                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                     CONNECTION SPORTS INTERNATIONAL, INC.

The corporation is increasing the authorized shares from 9,000,000 shares to 55,000,000 shares of which 50,000,000 shares being Common Stock with a par value of $0.1 per share and 5,000,000 shares being Preferred Stock with a par value of $.10 per share. The Board of Directors may issue the Preferred Stock from time to time in one or more series, to have such voting right, preference in dividends and in liquidation and such other rights, preferences and conditions as the Board of Directors may designate by an amendment to these Articles of Incorporation by action duly adopted without shareholder action and shareholder action shall not be required therefore fully-paid stock of this Corporation shall not be liable to any further call or assessment.

                                     Mail to: Secretary of State         For office use only
                                      Corporations Section
Please include a typed               1560 Broadway, Suite 200            FILED ONLY
self-addressed envelope               Denver, CO 80202                   1961093003 M $25.00
                                       (303) 894-2242                    SECRETARY OF STATE
MUST BE TYPED                                                            07-15-94 14:03
FILING FEE: $25.00
MUST SUBMIT TWO COPIES

                                DPC 19961025465


                             ARTICLES OF AMENDMENT
Please include a typed              TO THE
self-addressed envelope    ARTICLES OF INCORPORATION


Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is CONNECTION SPORTS, INC.

SECOND: The following amendment to the Articles of Incorporation was adopted on June 24, 1996, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

________ No shares have been issued or Directors Elected - Action by Incorporators

________ No shares have been issued but Directors Elected - Action by Directors

   X           Such amendment was adopted by the board of directors where shares
--------
               have been issued.

________ Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

 NAME CHANGE TO: CONNECTION SPORTS INTERNATIONAL, INC.


THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:


If these amendments are to have a delayed effective date, please list that date:_______________
           (Not to exceed ninety (90) days from the date of filing)


                                             /s/ Mary Writer
                                             -----------------------------------

                                             By  MARY WRITER
                                               ---------------------------------
                                                 Its  SECRETARY/TREASURER
                                                    ----------------------------
                                                              Title

                                     Mail to: Secretary of State         For office use only     001
                                      Corporations Section
Please include a typed               1560 Broadway, Suite 200
self-addressed envelope               Denver, CO 80202                   960125465 0 $50.00
                                       (303) 894-2242                    SECRETARY OF STATE
MUST BE TYPED                                                            02-23-96 10:55
FILING FEE: $5.00
MUST SUBMIT TWO COPIES

                           ARTICLES OF INCORPORATION

Corporation Name    Connection Sports, Inc.
                ----------------------------------------------------------------

Principal Business  Address 11059 E. Bethany Drive, Suite 114; Aurora, CO 80014
                           -----------------------------------------------------
                                       (Include City, State, Zip)

Cumulative voting shares of stock is authorized. Yes [_]    No [X]

If duration is less than perpetual enter number of years  N/A
                                                        --------------

Preemptive rights are granted to shareholders.   Yes [_]    No [X]

Stock information: (If additional space is needed, continue on a separate sheet of paper.)

Stock Class    Common    Authorized Shares     9,000,000     Par Value    .01
            ------------                   -----------------           ---------

Stock Class ____________ Authorized Shares _________________ Par Value _________

The name of the initial registered agent and the address of the registered office is:(If another corporation, use last name space)

Last Name  Watson   First & Middle Name  James H. (Jr.)
         ----------                    -----------------------------------------

Street Address  11059 E. Bethany Drive, Suite 114; Aurora, CO 80014
              ------------------------------------------------------------------
                          (Include City, State, Zip)
 The undersigned consents to the appointment as the initial registered agent.

Signature of Registered Agent  /s/ [SIGNATURE ILLEGIBLE]^^
                             ---------------------------------------------------

These articles are to have a delayed effective date of: ________________________

Incorporators: Names and addresses: (If more than two, continue on a separate sheet of paper.

          NAME                                         ADDRESS
         James H. Watson, Jr.           6998 E. Long Ave.; Englewood, CO 80112
-----------------------------------    -----------------------------------------

___________________________________    _________________________________________

Incorporators who are natural persons must be 18 years or more. The undersigned, acting as incorporator(s) of a corporation under the Colorado Business Corporation Act, adopt the above Articles of Incorporation.

Signature /s/ [SIGNATURE ILLEGIBLE]^^  Signature _______________________________
         ----------------------------